Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-K of THQ Inc. (the “Company”) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Brian J. Farrell, Chief Executive Officer and Paul J. Pucino, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

(1)            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian J. Farrell
Brian J. Farrell
Chief Executive Officer
June 8, 2012

/s/ Paul J. Pucino
Paul J. Pucino
Chief Financial Officer
June 8, 2012

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission.